Foxtel Group Strategy Day   September 30, 2021

2   The information (Information) in and accompanying this presentation (Presentation) has been prepared by, or on behalf of NXEA Australia Pty Limited (NXEA) and its subsidiaries (together the Foxtel   Group), solely for informational purposes to assist the reader to gain a general understanding of the Foxtel Group and its operations.   Information about past performance in this Presentation is for illustrative purposes only and should not be relied on as, and is not, an indication of future performance.   The statements (including any statements related to the ongoing impact of the COVID-19 pandemic), estimates, projections, targets, forecasts opinions contained in this Presentation involve   elements of subjective judgment and analysis. This presentation contains certain forward looking statements (including “forward looking statements” within the meaning of Section 27A of the   Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and comments about future events, including projections of future financial position or   performance; statements regarding the plans, strategies and operational objectives of NXEA management, expectations about the performance of the business and proposed new products,   services or developments; statements regarding future economic or market conditions or performance; and other statements of belief and assumptions underlying any of the foregoing. Forward   looking statements can generally be identified by the use of forward looking words such as, “expect”, “anticipate”, “likely”, “intend”, “should”, “could”, “may”, “predict”, “plan”, “propose”, “will”,   “believe”, “forecast”, “estimate”, “target” and other similar expressions within the meaning of securities laws of applicable jurisdictions. Forward looking statements involve subjective judgments and   inherent risks and uncertainties, both general and specific, and there is a risk that such predictions, forecasts, projections and other forward looking statements will not be achieved. A number of   important factors could cause NXEA's actual results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements, and many of   these factors are beyond NXEA's control. Such factors may include, but are not limited to, increased competition; changes in technology and consumer and customer preferences; changes in   expected demand for new and existing streaming and broadcast offerings; the ability to obtain and retain programming rights and other content; the impact of the ongoing COVID-19 pandemic;   general global economic conditions; unanticipated business disruptions; pricing actions; changes in relationships with NXEA’s signiﬁcant suppliers and other business partners; changes in advertising   demand; regulatory or legal changes, restrictions or actions; and unanticipated expenses. More information regarding these risks and uncertainties and other important factors that could cause   actual results to differ materially from those in the forward-looking statements are contained in News Corporation’s ﬁlings with the Securities and Exchange Commission (the SEC), including the risk   factors set forth in News Corporation’s Form 10-K, as updated from time to time in subsequent filings with the SEC. As such, reliance should not be placed on any forward looking statement. Nothing   contained in this presentation is, or shall be relied upon as, a promise, representation, warranty or guarantee, whether as to the past, present or future.   The statements contained in this Presentation are made only as the date of this Presentation unless otherwise stated and remain subject to change without notice. Neither News Corporation nor the   Foxtel Group undertakes any obligation (and expressly disclaims any obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or   otherwise, except as required by law.   Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and NXEA’s own internal estimates and   research. While NXEA believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness,   accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and   there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NXEA believes its own estimates and research are reliable, such estimates and research have not been   verified by any independent source.   The financial information in this Presentation has been prepared based on U.S. generally accepted accounting principles (US GAAP) rather than International Financing Reporting Standards (IFRS). In   addition, certain financial measures in this Presentation such as EBITDA, while derived from US GAAP based measures, are not financial measures recognized under US GAAP. These non-GAAP   measures may not be comparable to other similarly titled measures of other companies and should not be considered as substitutes for measures reported in accordance with US GAAP or for the   information about NXEA contained in News Corporation’s consolidated financial statements and related notes. We provide definitions and reconciliations to US GAAP and IFRS at the end of this   presentation. All references to $ are references to Australian dollars unless specifically stated otherwise.   Disclaimer

Overview &   Strategy   Patrick Delany

Stuart Hutton   Chief Financial Officer   Hilary Perchard   Chief Customer,   Marketing & Revenue   Officer   Today’s presenters   Patrick Delany   Chief Executive Officer   Les Wigan   Chief Technology &   Operations Officer   Amanda Laing   Chief Commercial &   Content Officer   Julian Ogrin   CEO, Kayo Sports,   BINGE & Flash   4

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FY20 FY21   Record number of subscribers   2.9M   4.0M   +40%   6   Total closing subscribers as at 30 June 2020 and 30 June 2021, which includes 2.8M and 3.9M paid subscribers, respectively,   across residential and commercial broadcast and streaming platforms, with the remainder being trialists on streaming platforms.

More than 50% of subscribers are streaming   FY16   FY21   Residential   86%   Commercial   6%   Streaming   8%   Residential   41%   BINGE   20%   Kayo   27%   Commercial   6% Foxtel Now   6%   92%   Broadcast   53%   Streaming   7   Total closing subscribers as at Financial Year End 30 June, includes paid and trialist subscribers.

A Foxtel Group product is in   of Australian households   with subscription TV   8   Source: FiftyFive5 Research, June 2021. The figure represents the number of Australian households   which use any FOXTEL Group product as a proportion of the number of Australian households which   use any subscription TV product. Subscription TV includes paid TV and paid video services.

Subscribers streaming   more than ever   2016   2021   Purpose-built   platforms for   streaming   Streaming as a % of total viewing minutes   1%   Total monthly minutes viewed on a Streaming platform as a percentage of the total monthly   minutes viewed across Streaming and Broadcast. Comparison of July 2016 vs July 2021.   23%   9

Our business is IP-led   10

Strong digital advertising growth   Financial Year End 30 June.   $26.0M   $40.1M   FY19 FY21   14%   Digital ad revenue   Digital ad revenue as % of total ad revenue%   9%   11

Local partner of choice for studios and global apps   12

Grow through   streaming   Strengthen   Foxtel   Win with   world class   content and   technology   Foxtel Group strategy   1 2 3   13

Grow   through   streaming   14

842k   FY19   2,134k   FY21   Kayo BINGE Foxtel Now   2.1M+ total streaming subscribers   Total closing streaming subscribers as at 30 June 2019 and 30 June 2021, which includes 777K   and 2,006K paid subscribers, respectively, with the remainder being trialists.   15

$151M   FY19   $360M   FY21   Record streaming revenue   16   +138%   Financial Year End 30 June. All figures presented in A$ under US GAAP.   Total streaming revenue includes subscription and advertising revenue for FOXTEL NOW, BINGE, Kayo and   other streaming products, of which 0% and 5% is advertising revenue for FY19 and FY21, respectively.

0.0   1.0   2.0   3.0   4.0   5.0   2019A 2020A 2021F 2022F 2023F 2024F 2025F   SVOD Pay TV   SVOD driving growth in total Pay TV   Sector size   Australian Pay TV Sector Size ($bn)   (A$bn)   Pay TVSVOD   17   Source: PwC The Australian Entertainment and Media Network 2021 – 2025 (July 2021). Pay TV sector relates to paid   subscription ‘premium box’, which covers satellite and traditional cable services and not SVOD or Free-to-Air television.

7.7   9.1   FY21 (Today) FY25   SVOD growth from more subscribing households ...   SVOD Subscribing Households (millions)   77% 85%   Household Penetration   +18%   18   Source: 2Q-2021 Ampere Analysis

2.7   3.6   FY21 (Today) FY25   … and more subscriptions per household   SVOD Subscriptions per Household   21 33   Total SVOD Subscriptions (m)   US FY21   benchmark   +33%   19   Source: 2Q-2021 Ampere Analysis

Foxtel Group is strongly positioned   to capture the benefits of streaming   20   Australia’s transition to streaming is now a positive for the Foxtel Group   Growing sector   with the ability   for greater   penetration   Breadth of   choice and   opportunity   for multiple   subscriptions   per household   Variety of flexible   price points to   suit subscriber   needs   Clear demand   for a local   champion to   aggregate   Lower   subscriber   acquisition   costs and a   reduced cost   to serve

Q3 Q4 Q4Q3Q1 Q2Q1Q2   FY20 vs. FY19 FY21 vs. FY20   Residential Broadcast Kayo & BINGE   Subscription revenue YoY change ($)   New streaming products   providing scalable revenue   21   Financial Year End 30 June.

Strengthen   Foxtel   22

Residential Broadcast ARPU has risen for   4 consecutive quarters   23   Q4 FY20   $81.2   Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21   $78.1   $78.8   $79.7   $80.2   Financial Year End 30 June.

8+ years   58%   <3 years   13%   3-8 years   29%   Residential Broadcast subscriber ARPU   $50 – 99 ARPU   50%   $99+ ARPU   39%   <$50 ARPU   11%   Total closing Residential Broadcast subscribers as at June 2021.   Stabilising revenue with premium,   long-tenured customer base   24   Residential Broadcast subscriber tenure

Win with   world class   content &   technology   25

Major   studios   Partner   channels   Free to air   channels   Local &   global apps   Premium aggregator   of diverse entertainment   26

Leading Australian and international sports   live and on demand   27

We are a technology-led streaming company   28   IP-led   Foxtel set top   Streaming   services   Advertising   technology   CRM &   marketing tech

With a scalable core for growth   29

Revenue growth   Opportunity for margin expansion   Capex to RevenueSubscribers   Three-year ambitions   30

Strategy to achieve our ambitions   31   1 2 3   Grow through   streaming   • Launch additional   streaming products   • Introduce new digital   advertising products   Win with world   class content and   technology   Strengthen   Foxtel   • Offer existing customers   more value   • Further reduce cost to   sell and serve   • Continue to transform   costs, streamlining across   platform   • Grow revenue through   content aggregation

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Strategy   for growth   33

Grow through   Streaming   Julian Ogrin

Purpose-built   for live sport streaming   50+   sports live and on-demand   ~1.1M   total subscribers   As at 30 June 2021. Total closing Kayo subscribers as at 30 June 2021 includes 1,054K paid subscribers, with the remaining 25K being trialists.   35

36   50+   sports

Kayo product   37

Source: Internal Metrics for the 13-month period ending September 2021.   38   of total Kayo viewership   is on a TV-sized screen   68%

Kayo product   39

BASIC PAY-PER-VIEWPREMIUM   Kayo product suite   40   2 streams, HD 3 streams, HD Pay-per-view   (boxing, UFC, WWE)   Monetised through ads

Kayo sales strategy and channel partners   41   Promotional   partners   Brand   awareness &   acquisition   Product   & sport   targeted   Low cost per   acquisition,   direct   marketing

Kayo is growing and engaging sports fans   42   Winter codes and   Telstra Live Pass   Sport returned   during COVID   COVID hit   Dec-18 Jun-19 Dec-19 Jun-20 Dec-20 Jun-21   1.1M   Total subscribers   Total closing Kayo subscribers as at 30 June 2021, which includes   1,054K paid subscribers, with the remaining 25K being trialists.

Strong Kayo subscription revenue growth   43   FY19 FY20 FY21   +87%   YoY   Financial Year End 30 June. Includes   Kayo subscription revenue only.

of Kayo subscribers   watch 3 or more   sports 23%   watch more   than 8   62%   Number of sports watched over the last 12 months by all subscribers active, as at 30 June 2021.   44

Kayo marketing   45

As at 30 June 2021. Total closing BINGE subscribers as at 30 June 2021 includes 733K paid subscribers, with the remainder being trialists.   10,000+   hours of content   ~830K   total subscribers   46

BINGE product   47

STANDARDBASIC PREMIUM   BINGE product suite   48   2 streams, HD 4 streams, HD1 stream, SD

BINGE sales strategy and channel partners   Other   promo   partners   Content   focused   Mix of   tentpole and   performance   marketing   49

BINGE has grown rapidly in its first year   Total subscribers   Jun-20 Dec-20 Jun-21   ~   Total closing BINGE subscribers as at 30 June 2021, which includes   733K paid subscribers, with the remainder being trialists.   50

BINGE subscription revenue growth   since launch   4x   Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21   51   Financial Year End 30 June 2021. Includes BINGE subscription revenue only.

BINGE subscribers come for new releases,   but stay for the binge-worthy bests   Vigil   Zack Snyder’s   Justice League   Mr. Inbetween   New releases driving acquisition   Mare of Easttown Friends: The   Reunion   The Undoing   A Discovery of   Witches   The Act   Superstore   Game of Thrones   NCIS   Deep library driving retention   The Walking Dead Keeping Up With   the Kardashians   Sex and the City   Below Deck   Modern Family   Real Housewives   90 Day Fiancé   52

of BINGE subscribers   watch 3 or more   series in a month   watch more than   8 in a month   Number of unique series viewed over the last 30 days of active subscribers as at 30 June 2021.   53

Breadth of partners   Global and local news sources, offering   diversity of opinion and perspective   First of its kind   Dedicated live news streaming   service offering live and on demand   A clear opportunity   Ability to serve segments   across news consumers   The biggest news   brands on a leading   streaming platform   54

Deep dive into   the stories that   matter to you   Follow unfolding   events from multiple   perspectives with   multi-screen   viewing.   Jump to the big   moments in news   Curate content   and notifications   based on channel,   category or topic   Flash product   55   SplitView   FlashPoint   FlashNav   Personalisation

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World Class   Technology   Les Wigan   57

A tech stack with 21st century streaming,   ad tech, and customer lifecycle capability   Scalability Reliability Customer-   centric   58

Investing in major technology projects   streaming tech   stacks and   operations   Provide best in class   Kayo and BINGE   experience on Foxtel   products   and modernise   broadcast   infrastructure   Increase resilience   and reduce costs with   latest cloud-based   technology   Foxtel customer   management and   marketing systems   Improve customer   experience, engagement   and retention, and   reduce cost to serve   audience and   targeted advertising   capability   Leverage 4M and   growing subscriber base to   generate new and diverse   advertising revenue   59

Technology at the Foxtel Group   60   Highly scalable, reliable, and customer-centric   streaming tech stack   1   Modernising existing platforms and systems   that support core Foxtel products2   Proven track record in delivery3

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Strengthen   Foxtel   Hilary Perchard   62

Residential   Broadcast subscribers   Total closing Residential Broadcast subscribers as at 30 June 2021   63   1.6M+   Net revenue and customer lifetime value   Differentiated, premium,   aggregated experience

Differentiated,   premium, aggregated   experience   Net revenue   and customer   lifetime value   64

Revolutionary new iQ5 set top   enables a streaming-led future   Fully self-install   • Plug and play, instant viewing   • IP enabled, no cable or   satellite hardware required   • Opens Foxtel experience up   to new customers   Streaming enabled   • Leverages our investment   in streaming   • All your apps in one   ecosystem   Sales and service efficiency   • Simplified back-end billing   • Lower cost to sell and serve,   no truck roll   65

Enabling a better customer experience   66   Enhanced viewing experience with even more   features – voice remote, record, personalization,   enhanced search, UHD, the best service   Premium features   and service   Live and on demand, from Foxtel and global   apps – providing the best of linear and VOD   Content our   subscribers love

Differentiated,   premium, aggregated   experience   Net revenue   and customer   lifetime value   67

Maintaining strong retention rates   with premium subscribers   68   39%   of base   11%   of base   50%   of base   Residential Broadcast churn rate by subscriber ARPU   0%   10%   20%   30%   40%   50%   60%   70%   Jul-20 Aug-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21   <$50 $50 to $99 $99+

Broadcast business has focused   on high lifetime value subscribers   69   Residential   Broadcast   subscriber   ARPU   11%   <$50 ARPU   39%   $99+ ARPU   50%   $50-99 ARPU   13%   <3 years   58%   8+ years   29%   3-8 years   Residential   Broadcast   subscriber   tenure   Total closing Residential Broadcast subscribers as at June 2021.

Maximising value of the subscriber base has stabilised   Residential Broadcast revenue declines   60   61   62   63   64   65   66   67   68   69   70   71   72   73   74   75   76   77   78   79   80   81   82   83   84   85   86   0   50   100   150   200   250   300   350   400   450   500   550   Q4 FY20Q3 FY 20Q2 FY20 Q1 FY21Q1 FY20 Q2 FY21 Q4 FY21Q3 FY21   Residential Broadcast revenueResidential Broadcast ARPU   70   Financial Year End 30 June.

Commercial business is strong,   stable and diverse   Small BusinessLicensed Venues Accommodation Mining Health & Corporate   Q1 Q2 Q3 Q4   FY20 FY21 FY20 FY21 FY20 FY21 FY20 FY21 FY20 FY21   COVID impact   COVID impact   COVID impact   Commercial revenue by sector   71   Financial Year End 30 June.

World Class   Content   Amanda Laing   72

25   years   73   of delivering premium content to Australians, all in one place

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Securing deals with long-term partners   with us from the start   75

Group-wide content strategy   Foxtel Originals   Channel partners   76   TV and movie studio deals   Local and global apps   Australian and   international sport

NewReturning   A diverse and exciting pipeline   of new and returning titles   77   Peacemaker   LOVE, ME

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20212000 2005 2010 2015   C   u   m   u   la   tiv   e   y   e   ar   s   o   f   p   ar   tn   e   rs   h   ip   26   23   20   19   18   16   12   4   6   5   79   The trusted long-term partner for sports

A full slate of sports coverage year round   JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC   80   NRL   CRICKET   AFL   MOTORSPORTS   BASKETBALL   SURFING   FA CUP   WNBA   NFL NFL   NBA NBA   NCAA COLLEGE BASKETBALLNCAA COLLEGE BASKETBALL   NBL   UFC   BOXING   WWE   BEIN SPORTS - TENNIS   BEIN SPORTS - RUGBY RUGBY   BEIN SPORTS - FOOTBALL   NHL   GOLF   MLB   US OPEN   SKY RACING

Financial   Overview   Stuart Hutton   81

Strong financial performance   c.$2.8bn   Revenue   c.$460m   EBITDA   #1   Australian Media   Company by   Revenue(1)   Financial Year End 30 June 2021. All figures presented in A$ under US GAAP.   (1) Ranked by total LTM revenue to 30 June 2021.   82

Revenue stabilised and repositioned for growth   FY20 FY21   Financial Year End 30 June. All figures presented in A$ under US GAAP.   (1) Advertising revenue of $261 million in FY20 comprised of c. 98% Broadcast and 2% Streaming and $281 million in FY21 comprised c. 94% Broadcast and c. 6% Streaming. Broadcast revenue includes residential and   commercial subscribers. Please refer to page 93 for further details on composition of FOXTEL revenue.   Revenue ($m)(1)   2,801 2,767   91%   Broadcast   1%   Other8%   Streaming   86%   1%   Other 13%   Streaming   Broadcast   83

-10%   • Right-sized functional areas and   consolidated capabilities   • Renegotiated rights and focused on   premium sports and entertainment rights   • Lighter operational costs, right-sized for   streaming era   • Streamlining and digitizing process flows   – some savings reinvested in new   streaming products   • Ongoing efficiency and investment in   technology and operating model to   deliver a stabilised cost base   Financial Year End 30 June. All figures presented in A$ under US GAAP.   Total Expenses ($m)   2,552   2,305   FY19 FY21   84   Transforming the cost base

Delivery of consistent EBITDA   positioned for growth   FY20 FY21   85   EBITDA ($m)   17%   475 462   17%   Financial Year End 30 June. All figures presented in A$ under US GAAP.   (1) News Corporation Subscription Video Services (SVS) Segment EBITDA margin for the fiscal years ended 30 June 2020 and 2021 were 17% and 17%, respectively.   EBITDA Margin and SVS Segment EBITDA Margin are calculated by dividing EBITDA and SVS Segment EBITDA, respectively, by revenue for the applicable fiscal year.   Refer to Slide 94 for a reconciliation of Foxtel EBITDA to News Corporation SVS Segment EBITDA calculated in accordance with US GAAP.   EBITDA margin(1)

Financial Year End 30 June 2021. Capex cost to install a new subscriber includes total box and installation expenses.   Traditional Satellite iQ5 Streaming   Capex cost to install a new subscriber, by platform   $630 - 650   $320 - 340   c. $0   86   As the business transforms to new technology,   the cost to install a subscriber falls

Transition to a capital light model   from digital strategy   87   Capital Expenditure as a Percentage of Revenue (%)   14%   10%   7%   2% 2%   1%   FY19 FY20 FY21   Total Capex % of Revenue Maintenance Capex % of Revenue   • Transition from traditional to   digital technology lowering   overall asset intensity   • Switch to iQ5 has materially   reduced subscriber acquisition   costs, with investment to   continue as rollout progresses   • New streaming subscribers   acquired with no additional   capital investment as   technology already in the home   (1)   Financial Year End 30 June. All figures presented in A$ under US GAAP.   (1) Maintenance capex includes product, capability and platform capex and excludes installation costs

Highly cash generative   88   Financial Year End 30 June. All figures presented in A$ under US GAAP   Note: Numbers may not sum due to rounding   (1) Refer to Slide 94 for a reconciliation of Foxtel EBITDA to News Corporation SVS Segment EBITDA calculated in accordance with US GAAP   EBITDA less Capex ($m)   EBITDA ($m)(1):   CAPEX ($m):   519   (423)   475   (292)   462   (188)   96   184   274   FY19 FY20 FY21

Summary &   Takeaways   Patrick Delany   89

Foxtel Group is repositioned for growth   Premium capital lite IP-led company with over 4 million subscribers   Multiple and growing revenue streams with strategic pricing flexibility   Diverse and innovative streaming products growing rapidly   Strengthened Foxtel business with loyal, high value subscribers   Competitive position with premium sport and entertainment content   combined with long term partner relationships   Transformed digital operations with sustained efficiencies   High cash generation supports investment in growth and returns   90

Q & A   91

Appendix   92

Foxtel Group Revenue   93   June Year End (A$m) FY20 FY21   Broadcast(1) 2,287 2,110   Streaming(2) 216 343   Subscription 2,504 2,453   Broadcast(1) 256 265   Streaming(2) 4 17   Advertising 261 281   Other 37 32   Total Revenue 2,801 2,767   Note: Numbers may not sum due to rounding. All figures presented in A$ under US GAAP.   (1) Broadcast includes Residential and Commercial   (2) Streaming includes Kayo, FOXTEL NOW and BINGE and other streaming products

EBITDA Reconciliation: US GAAP to IFRS   Note: Numbers may not sum due to rounding. Translation from USD to AUD based on sum of quarterly financial information at respective quarterly exchange rates as reported in News Corp’s FY21 earnings release filed on Form 8-K (the FY21 Release.   (1) As reported in News Corp’s Form 10-K filed with the SEC. Segment EBITDA is calculated on a US GAAP basis as revenues less operating expenses and selling, general and administrative expenses and does not include restructuring charges and certain   other items as described in the FY21 Release   (2) A non-GAAP measure derived from News Corporation Subscription Video Services Segment EBITDA, a measure calculated in accordance with US GAAP   (3) IFRS and US GAAP have different classifications for certain transponder and property leases. Under US GAAP these are recognised as operating leases, with expense recognized within EBITDA. ASU 2016-02 was adopted in Fiscal 2020   (4) Consists primarily of differences in accounting for hedges between US GAAP and IFRS and gain/loss on disposal of assets   (5) Foxtel IFRS EBITDA is calculated on an IFRS basis as profit before depreciation, amortisation, net finance costs and income tax, as reported in the Foxtel Group’s statutory accounts, excluding equity earnings of affiliates. Foxtel IFRS EBITDA includes   restructuring charges and reflects the other accounting differences described in notes (3) and (4), which are not included in the calculation of News Corporation Subscription Video Services Segment EBITDA   June Year End FY19 FY20 FY21   News Corp Subscription Video   Services US GAAP EBITDA(1) (US$m) 380.0 323.0 359.0   (Less: Impact of other businesses) (US$m) (9.9) (6.8) (15.0)   (Less: Intercompany segment   eliminations and other) (US$m) 1.6 1.8 -   FOXTEL US GAAP EBITDA(2) (US$m) 371.7 318.0 344.0   FOXTEL US GAAP EBITDA (A$m) 518.9 475.3 462.0   Lease Adjustment(3) (A$m) - 96.5 51.9   FOXTEL IFRS EBITDA before   restructuring and other costs (A$m) 518.9 571.8 513.9   Restructuring costs (A$m) (9.6) (19.3) (10.1)   Other(4) (A$m) (6.6) 1.3 3.0   FOXTEL IFRS EBITDA (A$m) 502.7 553.8 506.8   94